THE ADVISORS' INNER CIRCLE FUND

                              AIG MONEY MARKET FUND

                    SUPPLEMENT DATED DECEMBER 19, 2008 TO THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI

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Effective December 22, 2008, the Fund's Adviser, AIG Global Investment Corp.,
has voluntarily agreed to further reduce its investment advisory fee from 0.075% to 0.035%. Prior to December 22, 2008, the Adviser had voluntarily waived its fee from 0.15% to 0.075%. Accordingly, the Prospectus and SAI are hereby amended as follows:

1. ON PAGE 4 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE FOOTNOTE TO THE FEE TABLE UNDER THE HEADING "FUND FEES AND EXPENSES:"

         The actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily reduced 0.10% of its investment advisory fees. The Adviser may discontinue all or part of its fee reduction at any time. With this fee reduction, the actual Total Annual Fund Operating Expenses for the most recent fiscal year were as follows:

                  AIG Money Market Fund - Class A             0.21%

         Effective December 22, 2008, the Adviser has voluntarily agreed to reduce 0.215% of its investment advisory fees. The Adviser may discontinue all or part of its fee reduction at any time.

2. ON PAGE 5 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISER:"

         For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. Effective December 22, 2008, the Adviser has agreed to voluntarily reduce 0.215% of its investment advisory fee and reduce additional fees to the extent necessary so that total annual operating expenses of Class A Shares do not exceed 0.40%. Prior to December 22, 2008, the Adviser had voluntarily agreed to reduce 0.175% of its investment advisory fee. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid 0.15% of its average daily net assets in advisory fees (after fee reductions) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report dated April 30, 2007, which covers the period from November 1, 2006 to April 30, 2007.


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3.       ON PAGE 8 AND 9 OF THE SAI, THE FOLLOWING REPLACES THE FIRST PARAGRAPH
         UNDER THE HEADING "ADVISORY FEES PAID TO THE ADVISER:"

         ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Effective December 22, 2008, the Adviser has voluntarily agreed to waive 21.5 basis points (0.215%) of its investment advisory fees and to waive additional fees and/or reimburse certain expenses of the Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Fund. Prior to December 22, 2008, the Adviser had voluntarily agreed to reduce its investment advisory fees by 17.5 basis points (0.175%). The Adviser may discontinue all or part of this voluntary fee waiver at any time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 AIG-SK-010-0100